Exhibit 99.1

NOVASTAR FINANCIAL, INC.

MONTHLY LOAN ORIGINATION DATA

(dollars in thousands)

(unaudited)

	Sept ‘04	As a % of Total	Aug ‘04	As a % of Total	July ‘04	As a % of Total	June ‘04	As a % of Total	May ‘04	As a % of Total
Non-conforming production volume
Non-conforming
Wholesale
Independent brokers	$491,733	62%	$570,760	63%	$498,920	68%	$496,260	68%	$406,543	68%
NovaStar branches	142,195	18%	176,805	20%	154,434	21%	164,203	22%	136,222	23%
Correspondent/Bulk	117,951	15%	120,289	13%	48,274	7%	40,535	6%	21,511	4%
Retail	36,003	5%	38,387	4%	31,661	4%	30,037	4%	28,570	5%

Total non-conforming production volume	$787,882	100%	$906,241	100%	$733,289	100%	$731,035	100%	$592,846	100%

# of funding days in the month	21		22		21		21		20

Average originations per funding day	$37,518		$41,193		$34,919		$34,811		$29,642

NovaStar branch production volume
Non-conforming
Brokered to non-affiliates	$143,897	50%	$165,814	48%	$198,531	56%	$218,137	57%	$208,311	60%
Retained by NMI	142,195	50%	176,805	52%	154,434	44%	164,203	43%	136,222	40%

Total non-conforming	286,092	100%	342,619	100%	352,965	100%	382,340	100%	344,533	100%

Conforming/Government	189,675		261,845		207,058		233,476		249,865

Total branch production volume	$475,767		$604,464		$560,023		$615,816		$594,398

# of branches	239		272		310		342		364

Retail production volume
Non-conforming
Brokered to non-affiliates	$1,758	4%	$4,000	8%	$949	3%	$1,469	4%	$3,572	10%
Retained by NMI	36,003	86%	38,387	80%	31,661	88%	30,037	81%	28,570	76%

Total non-conforming	37,761	90%	42,387	88%	32,610	91%	31,506	85%	32,142	86%

Conforming/Government	4,400	10%	5,516	12%	3,217	9%	5,689	15%	5,180	14%

Total retail production volume	$42,161	100%	$47,903	100%	$35,827	100%	$37,195	100%	$37,322	100%

	Apr ‘04	As a % of Total	Mar ‘04	As a % of Total	Feb ‘04	As a % of Total	Jan ‘04	As a % of Total
Non-conforming production volume
Non-conforming
Wholesale
Independent brokers	$422,543	65%	$443,458	65%	$366,102	65%	$332,092	62%
NovaStar branches	159,915	24%	171,419	25%	125,962	22%	114,403	21%
Correspondent/Bulk	41,613	6%	25,211	4%	45,353	8%	70,983	13%
Retail	30,849	5%	39,004	6%	28,890	5%	20,242	4%

Total non-conforming production volume	$654,920	100%	$679,092	100%	$566,307	100%	$537,720	100%

# of funding days in the month	22		23		19		20

Average originations per funding day	$29,769		$29,526		$29,806		$26,886

NovaStar branch production volume
Non-conforming
Brokered to non-affiliates	$200,589	56%	$193,490	53%	$113,674	47%	$130,098	53%
Retained by NMI	159,915	44%	171,419	47%	125,962	53%	114,403	47%

Total non-conforming	360,504	100%	364,909	100%	239,636	100%	244,501	100%

Conforming/Government	313,811		303,108		249,942		251,043

Total branch production volume	$674,315		$668,017		$489,578		$495,544

# of branches	379		383		393		408

Retail production volume
Non-conforming
Brokered to non-affiliates	$3,262	8%	$3,806	7%	$2,210	6%	$5,321	17%
Retained by NMI	30,849	74%	39,004	75%	28,890	76%	20,242	66%

Total non-conforming	34,111	82%	42,810	82%	31,100	82%	25,563	83%

Conforming/Government	7,643	18%	9,409	18%	6,891	18%	5,058	17%

Total retail production volume	$41,754	100%	$52,219	100%	$37,991	100%	$30,621	100%

NOVASTAR FINANCIAL, INC.

SELECTED NON-CONFORMING LOAN ORIGINATION DATA

(Unaudited)

	For the Month Ended 9/30/04				For the Month Ended 8/31/04
	Weighted Average Coupon	Weighted Average LTV (A)	Weighted Average FICO	Percent of Total	Weighted Average Coupon	Weighted Average LTV (A)	Weighted Average FICO	Percent of Total
Summary by Credit Grade
660 and above	7.12%	85.1%	699	28%	7.12%	85.6%	699	28%
620 to 659	7.34%	83.0%	638	24%	7.40%	83.9%	639	23%
580 to 619	7.71%	81.8%	599	20%	7.74%	82.4%	599	21%
540 to 579	8.29%	79.1%	559	18%	8.25%	79.4%	560	18%
539 and below	8.73%	77.0%	527	10%	8.72%	77.7%	528	10%

	7.66%	82.0%	622	100%	7.68%	82.6%	622	100%

Summary by Program Type
2-Year Fixed	7.82%	82.5%	607	62%	7.84%	83.1%	607	59%
2-Year Fixed Interest-only	7.06%	84.4%	656	18%	7.14%	84.5%	654	18%
3-Year Fixed	7.33%	75.6%	607	3%	7.43%	81.5%	620	3%
3-Year Fixed Interest-only	6.73%	81.2%	665	1%	6.81%	82.0%	661	1%
5-Year Fixed	7.19%	78.3%	650	1%	7.19%	81.2%	635	1%
5-Year Fixed Interest-only	6.93%	80.2%	652	0%	6.63%	78.1%	660	1%
15-Year Fixed	7.86%	76.8%	627	2%	7.84%	75.2%	631	2%
30-Year Fixed	7.47%	77.0%	634	11%	7.60%	78.5%	630	12%
30-Year Fixed Interest-only	7.48%	80.4%	657	0%	7.22%	82.9%	677	1%
Other Products	9.94%	94.0%	676	2%	9.49%	90.2%	673	2%

	7.66%	82.0%	622	100%	7.68%	82.6%	622	100%

	For the Month Ended 7/31/04
	Weighted Average Coupon	Weighted Average LTV (A)	Weighted Average FICO	Percent of Total
Summary by Credit Grade
660 and above	7.27%	84.9%	699	28%
620 to 659	7.46%	84.1%	638	22%
580 to 619	7.89%	82.2%	598	21%
540 to 579	8.28%	79.2%	559	18%
539 and below	8.76%	77.5%	527	11%

	7.79%	82.3%	620	100%

Summary by Program Type
2-Year Fixed	7.96%	82.8%	604	59%
2-Year Fixed Interest-only	7.24%	85.5%	656	16%
3-Year Fixed	7.72%	82.7%	606	3%
3-Year Fixed Interest-only	7.04%	82.8%	657	1%
5-Year Fixed	6.92%	74.3%	639	2%
5-Year Fixed Interest-only	6.75%	79.7%	661	1%
15-Year Fixed	7.83%	73.5%	634	3%
30-Year Fixed	7.64%	77.7%	629	13%
30-Year Fixed Interest-only	7.93%	82.8%	667	0%
Other Products	9.50%	89.9%	670	2%

	7.79%	82.3%	620	100%

(A)	Beginning in January 2004, we changed the way we treat the LTV on second mortgages in our computation of the weighted average LTV. Prior to 2004, we included second mortgage LTV’s on a stand-alone basis in our computation. Typically, these second mortgages have LTV’s of approximately 20%. We now are combining all second mortgages with their corresponding first mortgages and using a combined LTV (CLTV) in our weighted average calculation.